EXHIBIT 32.2

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350


         I, Steven F. Schepman, Senior Vice President and Chief Financial Officer of First Banks, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2006 (the "Report") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


Date:  August 11, 2006

                                           By: /s/ Steven F. Schepman
                                               ---------------------------------
                                                   Steven F. Schepman
                                                   Senior Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)